EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to use of our reports: (1) dated March 27, 2014, with respect to the financial statements and schedules of Transamerica Advisors Life Insurance Company of New York and (2) dated April 21, 2014, with respect to the financial statements of the subaccounts of the ML of New York Variable Annuity Separate Account A, included in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4, No. 333-119611) and related Prospectus of Merrill Lynch Investor Choice Annuity.

Ernst & Young, LLP

Des Moines, IA

April 21, 2014